UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 18, 2014

SARATOGA INVESTMENT CORP.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-33376	20-8700615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

535 Madison Avenue New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-3343

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The Company recently revised its Corporate Governance Guidelines in order to specify that Mr. Steven M. Looney, as the Chairman of the Audit Committee of the Board of Directors of the Company, shall preside over the executive sessions of the non-employee and independent directors of the Company. A stockholder or interested party that desires to communicate directly with the Board of Directors or one or more of its members concerning the affairs of the Company may direct the communication in written correspondence by letter to: Saratoga Investment Corp., attention Mr. Steven M. Looney, Chairman of the Audit Committee, 535 Madison Avenue, New York, New York.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SARATOGA INVESTMENT CORP.

Date: April 18, 2014
	By:	/s/ Henri J. Steenkamp
	Name:	Henri J. Steenkamp
	Title:	Interim Chief Financial Officer and Interim Chief Compliance Officer